UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07642

Name of Fund: MuniAssets Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniAssets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 11/30/05

Item 1 - Report to Stockholders

                                   MuniAssets
                                   Fund, Inc.

Semi-Annual Report
November 30, 2005

MuniAssets Fund, Inc.

Portfolio Information as of November 30, 2005

                                                                      Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .............................................................    1.9%
A/A .................................................................    1.9
BBB/Baa .............................................................   20.2
BB/Ba ...............................................................   20.2
B/B .................................................................    6.6
CCC/Caa .............................................................    3.3
NR (Not Rated) ......................................................   44.0
Other* ..............................................................    1.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes, bond anticipation notes and short-term investments.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of November 30, 2005, none of the Fund's total net assets were invested in inverse floaters.


2               MUNIASSETS FUND, INC.           NOVEMBER 30, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:

Total Returns as of November 30, 2005                             6-month  12-month
===================================================================================
U.S. equities (Standard & Poor's 500 Index)                       + 5.88%   + 8.44%
-----------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                      +10.47    + 8.14
-----------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)   +11.23    +13.25
-----------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)               - 0.48    + 2.40
-----------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)    + 0.36    + 3.88
-----------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)    + 2.33    + 2.94
-----------------------------------------------------------------------------------

With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                              Sincerely,


                                              /s/ Robert C. Doll, Jr.
                                              Robert C. Doll, Jr.
                                              President and Director


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2005              3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the Lipper High Yield Municipal Debt Funds category average for the period, as we continued our efforts to diversify the portfolio among sectors and issuers.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields generally rose. Bond prices, which move opposite of yields, fell as investors focused on inflationary pressures, especially higher energy costs in the wake of the Gulf Coast hurricanes. A strengthening U.S. economy, which grew at a faster-than-expected 4.3% rate in the third quarter of 2005, added further to concerns.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target rate to 4% by period-end (and to 4.25% on December 13). With short-term interest rates increasing more than long-term rates, the yield curve continued to flatten.

During the past six months, 10-year Treasury note yields rose 49 basis points (.49%) to 4.49%, while 30-year U.S. Treasury yields rose 37 basis points to 4.69%. Tax-exempt bond yields exhibited a similar pattern during the period. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased 29 basis points to 4.55%, while the yield on AAA-rated issues maturing in 10 years rose 38 basis points to 3.87%.

Historically low nominal tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past six months, almost $207 billion in new municipal bonds was underwritten, a 16.8% increase compared to issuance during the same six months of 2004. Year-to-date through November 30, the volume of refunding issues increased by more than 44% on a year-over-year basis. Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained positive during much of the period. The most current statistics from the Investment Company Institute indicate that, year-to-date through October 2005, net new cash flows into long-term municipal bond funds exceeded $6.9 billion -- a significant improvement from the $12.7 billion net outflow seen during the same period in 2004. Solid investor demand enabled municipal bonds to perform generally in line with their taxable counterparts, reversing some of their recent underperformance. We believe that attractive yield ratios relative to taxable bonds should continue to attract both traditional and non-traditional investors to the municipal marketplace, especially if municipal bond issuance remains manageable.

The communities shattered by Hurricanes Katrina and Rita will require extensive reconstruction. It is too early, however, to estimate of the amount of tax-exempt debt that may be required to finance these efforts or assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by the hurricanes is not likely to disrupt the tax-exempt market in the near future.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2005, the Common Stock of MuniAssets Fund, Inc. had net annualized yields of 6.14% and 6.02%, based on a period-end per share net asset value of $13.44 and a per share market price of $13.72, respectively, and $.414 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.42%, based on a change in per share net asset value from $13.40 to $13.44, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +1.87% average return of the Lipper High Yield Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues.) The relative outperformance is largely attributable to our continued above-market exposure to industrial development bonds as well as tax-backed revenue bonds, both of which benefited from the ongoing contraction of credit spreads. In addition, our below-market exposure to the poor-performing multi-family housing sector contributed to relative performance. This sector historically experiences the highest default rate in the high yield tax-exempt arena, and our underweighting versus many of our competitors proved to be an important factor in the Fund's outperformance.


4               MUNIASSETS FUND, INC.           NOVEMBER 30, 2005

A noteworthy development in the past six months was the underperformance of airline-backed debt, a sector the Fund has overweighted and that contributed positively to performance in prior periods. The sector has lagged recently, largely due to bankruptcy declarations by both Delta Air Lines, Inc. and Northwest Airlines Corporation. While the Fund had no exposure to either of these carriers, the collateral effects of the bankruptcy filings on other airlines, such as American Airlines, Inc. and Continental Airlines, Inc., proved detrimental over the past six months. Nevertheless, the strong performance from our industrial development bonds and tax-backed revenue bonds handily offset the negative impact of our airline-related investments.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

As the market provided opportunities, we continued to trim the Fund's overweight exposure to corporate-related debt -- the industrial development bonds that have outperformed. In particular, we reduced positions in the chemicals, tobacco and forest products industries. We also had started to pare back exposure to airlines prior to the recent decline in that sector. We have placed those efforts on hold for now as we await better times, which would allow us to exit our airline-related investments at more attractive levels.

The six-month period also brought the early redemption of one of the Fund's most significant holdings -- an industrial development bond backed by a full-service agricultural company known as Conti Group. Representing approximately 2.7% of the portfolio's net assets, the bond was one of the Fund's largest and longest-held investments. Proceeds from the redemption were invested in the health care and hotels and lodging sectors, both of which we find to exhibit stable credit outlooks.

How would you characterize the Fund's position at the close of the period?

Looking ahead, we expect to make further progress in reducing our overweight position in industrial development bonds. A recovery in the airline sector would likely prompt renewed efforts to trim exposure there as well.

Given the extent to which credit spreads have contracted over the better part of the past two years - three years, we are finding fewer compelling investment opportunities in the high yield investment arena. Having said that, we continue to use that dynamic to trim the portfolio's weaker holdings and believe we have made significant strides in that respect over the course of the past six months. At the same time, we continue to scour the market for suitable opportunities in an effort to provide our shareholders with an attractive level of income and enhance Fund returns over time.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

December 13, 2005


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2005              5

Schedule of Investments                                           (in Thousands)

          Face
        Amount    Municipal Bonds                                                    Value
===========================================================================================
Alabama--1.6%
       $ 2,420    Brewton, Alabama, IDB, PCR, Refunding (Container
                    Corporation of America--Jefferson Smurfit Corp.
                    Project), 8% due 4/01/2009                                     $  2,478
         1,800    Sylacauga, Alabama, Health Care Authority Revenue
                    Bonds (Coosa Valley Medical Center), Series A, 6%
                    due 8/01/2035                                                     1,806
===========================================================================================
Alaska--0.5%
         1,290    Alaska Industrial Development and Export Authority
                    Revenue Bonds (Williams Lynxs Alaska Cargoport),
                    AMT, 7.80% due 5/01/2014                                          1,249
===========================================================================================
Arizona--6.6%
                  Coconino County, Arizona, Pollution Control
                    Corporation Revenue Refunding Bonds (Tucson
                    Electric Power--Navajo):
         3,000        AMT, Series A, 7.125% due 10/01/2032                            3,148
         2,500        Series B, 7% due 10/01/2032                                     2,598
         1,425    Maricopa County, Arizona, IDA, Education Revenue
                    Bonds (Arizona Charter Schools Project 1), Series A,
                    6.625% due 7/01/2020                                              1,429
         1,615    Maricopa County, Arizona, IDA, M/F Housing Revenue
                    Bonds (Sun King Apartments Project), Series A,
                    6.75% due 5/01/2031                                               1,371
         7,600    Phoenix, Arizona, IDA, Airport Facility, Revenue
                    Refunding Bonds (America West Airlines Inc. Project),
                    AMT, 6.30% due 4/01/2023                                          5,571
                  Pima County, Arizona, IDA, Education Revenue Bonds:
         1,420        (Arizona Charter Schools Project), Series E,
                        7.25% due 7/01/2031                                           1,534
         1,000        (Arizona Charter Schools Project II), Series A,
                        6.75% due 7/01/2031                                           1,047
         1,320    Show Low, Arizona, Improvement District No. 5,
                    Special Assessment Bonds, 6.375% due 1/01/2015                    1,366
===========================================================================================
California--2.8%
                  California State, Various Purpose, GO:
         1,900        5.25% due 11/01/2025                                            2,007
         1,300        5.50% due 11/01/2033                                            1,397
         1,320    Fontana, California, Special Tax, Refunding (Community
                    Facilities District Number 22--Sierra), 6%
                    due 9/01/2034                                                     1,382
         2,620    Golden State Tobacco Securitization Corporation of
                    California, Tobacco Settlement Revenue Bonds,
                    Series B, 5.50% due 6/01/2013 (b)                                 2,900
===========================================================================================
Colorado--6.9%
         2,000    Denver, Colorado, City and County Airport Revenue
                    Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)                    2,339
                  Denver, Colorado, Urban Renewal Authority, Tax
                    Increment Revenue Bonds (Pavilions), AMT:
         2,295        7.75% due 9/01/2016                                             2,387
         3,000        7.75% due 9/01/2017                                             3,117
                  Elk Valley, Colorado, Public Improvement Revenue
                    Bonds (Public Improvement Fee):
         1,690        Series A, 7.10% due 9/01/2014                                   1,811
         2,095        Series A, 7.30% due 9/01/2022                                   2,238
           800        Series B, 7% due 9/01/2031                                        819
         1,760    North Range, Colorado, Metropolitan District Number 1,
                    GO, 7.25% due 12/15/2031                                          1,857
         2,850    Plaza Metropolitan District Number 1, Colorado, Tax
                    Allocation Revenue Bonds (Public Improvement
                    Fees), 8% due 12/01/2025                                          3,135
         1,170    Southlands, Colorado, Medical District, GO
                    (Metropolitan District Number 1), 7.125%
                    due 12/01/2034                                                    1,272
===========================================================================================
Connecticut--3.2%
         2,350    Bridgeport, Connecticut, Senior Living Facilities
                    Revenue Bonds (3030 Park Retirement Community
                    Project), 7.25% due 4/01/2035                                     1,983
           680    Connecticut State Development Authority, Airport
                    Facility Revenue Bonds (LearJet Inc. Project), AMT,
                    7.95% due 4/01/2026                                                 812
         3,490    Connecticut State Development Authority, IDR (AFCO
                    Cargo BDL-LLC Project), AMT, 8% due 4/01/2030                     3,775
         2,330    New Haven, Connecticut, Facility Revenue Bonds (Hill
                    Health Corporation Project), 9.25% due 5/01/2017                  2,338
===========================================================================================
Florida--5.5%
           715    Arbor Greene Community Development District,
                    Florida, Special Assessment Revenue Bonds,
                    7.60% due 5/01/2018                                                 743
         1,130    Capital Projects Finance Authority, Florida, Continuing
                    Care Retirement Revenue Bonds (Glenridge on
                    Palmer Ranch), Series A, 8% due 6/01/2032                         1,248
           495    Harbor Bay, Florida, Community Development District,
                    Capital Improvement Special Assessment Revenue
                    Bonds, Series A, 7% due 5/01/2033                                   535
         2,000    Hillsborough County, Florida, IDA, Exempt Facilities
                    Revenue Bonds (National Gypsum Company), AMT,
                    Series A, 7.125% due 4/01/2030                                    2,222
         3,255    Midtown Miami, Florida, Community Development
                    District, Special Assessment Revenue Bonds, Series A,
                    6.25% due 5/01/2037                                               3,447
         1,180    Orlando, Florida, Greater Orlando Aviation Authority,
                    Airport Facilities Revenue Bonds (JetBlue Airways
                    Corp.), AMT, 6.375% due 11/15/2026                                1,141
         2,305    Orlando, Florida, Urban Community Development
                    District, Capital Improvement Special Assessment
                    Bonds, Series A, 6.95% due 5/01/2033                              2,490
         2,400    Santa Rosa Bay Bridge Authority, Florida, Revenue
                    Bonds, 6.25% due 7/01/2028                                        2,412
           925    Waterchase, Florida, Community Development District,
                    Capital Improvement Revenue Bonds, Series A,
                    6.70% due 5/01/2032                                                 987

Portfolio Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
BAN     Bond Anticipation Notes
EDA     Economic Development Authority
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


6               MUNIASSETS FUND, INC.           NOVEMBER 30, 2005

Schedule of Investments (continued)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                                    Value
===========================================================================================
Georgia--3.4%
                  Atlanta, Georgia, Tax Allocation Bonds:
       $ 3,000        (Atlantic Station Project), 7.90% due 12/01/2024             $  3,242
           590        (Eastside Project), Series B, 5.40% due 1/01/2020                 601
                  Brunswick & Glynn County, Georgia, Development
                    Authority, First Mortgage Revenue Bonds (Coastal
                    Community Retirement Corporation Project), Series A:
         1,165        7.125% due 1/01/2025                                            1,219
         1,690        7.25% due 1/01/2035                                             1,766
           200    Burke County, Georgia, Development Authority, PCR,
                    Refunding (Oglethorpe Power Corporation), VRDN,
                    Series B, 3% due 1/01/2020 (a)(d)                                   200
         1,060    Fulton County, Georgia, Development Authority, PCR
                    (General Motors Corporation), Refunding, VRDN,
                    6.75% due 4/01/2010 (d)                                           1,060
         1,170    Savannah, Georgia, EDA, Revenue Bonds (Marshes of
                    Skidaway), First Mortgage, Series A, 7.40%
                    due 1/01/2034                                                     1,226
===========================================================================================
Idaho--0.4%
         1,000    Idaho Health Facilities Authority, Revenue Refunding
                    Bonds (Valley Vista Care Corporation), Series A,
                    7.75% due 11/15/2016                                              1,016
===========================================================================================
Illinois--7.3%
         2,630    Caseyville, Illinois, Senior Tax Increment Revenue Bonds
                    (Forest Lakes Project), 7% due 12/30/2022                         2,759
         4,000    Chicago, Illinois, O'Hare International Airport, Special
                    Facility Revenue Refunding Bonds (American Airlines
                    Inc. Project), 8.20% due 12/01/2024                               3,470
                  Illinois Development Finance Authority Revenue
                    Bonds (Primary Health Care Centers Facilities
                    Acquisition Program):
           290        7.50% due 12/01/2006                                              295
            60        7.50% due 12/01/2006 (c)                                           61
           475        7.75% due 12/01/2006 (b)                                          503
         2,720        7.75% due 12/01/2016                                            2,828
                  Illinois State Finance Authority Revenue Bonds:
         2,950        (Clare At Water Tower Project), Series A,
                        6.125% due 5/15/2038                                          2,938
           600        (Landing At Plymouth Place Project), Series A,
                        6% due 5/15/2037                                                595
           685        (Primary Health Care Centers Program),
                        6.60% due 7/01/2024                                             699
         1,070    Lincolnshire, Illinois, Special Service Area No. 1, Special
                    Tax Bonds (Sedgebrook Project), 6.25%
                    due 3/01/2034                                                     1,133
         2,600    Lombard, Illinois, Public Facilities Corporation, First Tier
                    Revenue Bonds (Conference Center and Hotel),
                    Series A-1, 7.125% due 1/01/2036                                  2,718
         1,165    Naperville, Illinois, IDR (General Motors Corporation),
                    Refunding, VRDN, 6.75% due 12/01/2012 (d)                         1,165
           825    Village of Wheeling, Illinois, Revenue Bonds (North
                    Milwaukee/Lake-Cook Tax Increment Financing
                    (TIF) Redevelopment Project), 6% due 1/01/2025                      811
===========================================================================================
Iowa--1.0%
         2,235    Iowa Finance Authority, Health Care Facilities, Revenue
                    Refunding Bonds (Care Initiatives Project),
                    9.25% due 7/01/2025                                               2,717
===========================================================================================
Kansas--0.5%
         1,770    Wyandotte County, Kansas, Kansas City Unified
                    Government Revenue Refunding Bonds (General
                    Motors Corporation Project), 6% due 6/01/2025                     1,367
===========================================================================================
Kentucky--0.7%
         2,850    Kenton County, Kentucky, Airport Board, Special
                    Facilities Revenue Bonds (Mesaba Aviation Inc.
                    Project), AMT, Series A, 6.70% due 7/01/2029                      1,954
===========================================================================================
Louisiana--1.4%
         1,870    Louisiana Public Facilities Authority, Hospital Revenue
                    Bonds (Franciscan Missionaries of Our Lady Health
                    System, Inc.), Series A, 5.25% due 8/15/2036                      1,906
         1,860    New Orleans, Louisiana, Sewer Service Revenue Notes,
                    BAN, 8.357% due 7/26/2006                                         1,795
===========================================================================================
Maine--0.4%
         1,160    Maine Finance Authority, Solid Waste Recycling
                    Facilities Revenue Bonds (Great Northern Paper
                    Project--Bowater), AMT, 7.75% due 10/01/2022                      1,179
===========================================================================================
Maryland--1.7%
         1,910    Maryland State Economic Development Corporation
                    Revenue Refunding Bonds (Baltimore Association for
                    Retarded Citizens--Health and Mental Hygiene
                    Program), Series A, 7.75% due 3/01/2025                           2,031
         2,500    Maryland State Energy Financing Administration,
                    Limited Obligation Revenue Bonds (Cogeneration --
                    AES Warrior Run), AMT, 7.40% due 9/01/2019                        2,536
===========================================================================================
Massachusetts--1.8%
         1,680    Massachusetts State Development Finance Agency,
                    Revenue Refunding Bonds (Eastern Nazarene
                    College), 5.625% due 4/01/2029                                    1,663
         1,150    Massachusetts State Health and Educational Facilities
                    Authority Revenue Bonds (Jordan Hospital), Series E,
                    6.75% due 10/01/2033                                              1,248
         2,045    Massachusetts State Health and Educational Facilities
                    Authority, Revenue Refunding Bonds (Bay Cove Human
                    Services Issue), Series A, 5.90% due 4/01/2028                    2,054
===========================================================================================
Michigan--0.6%
         1,635    Macomb County, Michigan, Hospital Finance Authority,
                    Hospital Revenue Bonds (Mount Clemens General
                    Hospital), Series B, 5.875% due 11/15/2034                        1,654
===========================================================================================
Minnesota--0.8%
         1,770    Saint Paul, Minnesota, Port Authority, Hotel Facility,
                    Revenue Refunding Bonds (Radisson Kellogg
                    Project), Series 2, 7.375% due 8/01/2029                          1,845
           440    Virginia, Minnesota, Housing and Redevelopment
                    Authority, Health Care Facility Lease Revenue
                    Bonds, 5.25% due 10/01/2025                                         449
===========================================================================================
Missouri--0.8%
                  Fenton, Missouri, Tax Increment Revenue Refunding and
                    Improvement Bonds (Gravois Bluffs):
           120        6.75% due 10/01/2015                                              120
         1,000        7% due 10/01/2021                                               1,070
         1,000    Kansas City, Missouri, IDA, First Mortgage Health
                    Facilities Revenue Bonds (Bishop Spencer Place),
                    Series A, 6.50% due 1/01/2035                                     1,047
===========================================================================================
Nevada--0.2%
           650    Clark County, Nevada, Improvement District No. 142
                    Special Assessment, 6.375% due 8/01/2023                            672
===========================================================================================
New Jersey--15.6%
                  Camden County, New Jersey, Improvement Authority,
                    Lease Revenue Bonds (Holt Hauling & Warehousing),
                    AMT, Series A (f)(g):
         5,600        9.625% due 1/01/2011                                              727
         5,800        9.875% due 1/01/2021                                              753


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2005              7

Schedule of Investments (continued)                               (in Thousands)

              Face
            Amount    Municipal Bonds                                                Value
===========================================================================================
New Jersey (concluded)
       $   325    Camden County, New Jersey, Pollution Control
                    Financing Authority, Solid Waste Resource Recovery,
                    Revenue Bonds, Series D, 7.25% due 12/01/2010                  $    328
                  Camden County, New Jersey, Pollution Control
                    Financing Authority, Solid Waste Resource Recovery,
                    Revenue Refunding Bonds, AMT:
         9,000        Series A, 7.50% due 12/01/2010                                  9,164
           765        Series B, 7.50% due 12/01/2009                                    779
         3,065    New Jersey EDA, Cigarette Tax Revenue Bonds,
                    5.50% due 6/15/2024                                               3,181
         2,500    New Jersey EDA, IDR, Refunding (Newark Airport
                    Marriott Hotel), 7% due 10/01/2014                                2,576
                  New Jersey EDA, Retirement Community
                    Revenue Bonds, Series A:
         1,665        (Cedar Crest Village Inc. Facility), 7.25%
                        due 11/15/2021                                                1,817
         5,800        (Seabrook Village Inc.), 8.125% due 11/15/2023                  6,561
                  New Jersey EDA, Special Facility Revenue Bonds
                    (Continental Airlines Inc. Project) AMT:
         2,000        6.25% due 9/15/2019                                             1,731
         4,650        6.25% due 9/15/2029                                             3,845
         1,250        9% due 6/01/2033                                                1,297
         2,650    New Jersey Health Care Facilities Financing Authority
                    Revenue Bonds (Pascack Valley Hospital Association),
                    6.625% due 7/01/2036                                              2,713
         1,500    New Jersey Health Care Facilities Financing Authority,
                    Revenue Refunding Bonds (Trinitas Hospital
                    Obligation Group), 7.40% due 7/01/2020                            1,683
                  Tobacco Settlement Financing Corporation of New
                    Jersey, Asset-Backed Revenue Bonds:
         4,115        5.75% due 6/01/2032                                             4,211
         1,425        7% due 6/01/2041                                                1,618
===========================================================================================
New Mexico--0.9%
         2,500    Farmington, New Mexico, PCR, Refunding (Tucson
                    Electric Power Co.--San Juan Project), Series A,
                    6.95% due 10/01/2020                                              2,607
===========================================================================================
New York--5.3%
         1,400    Dutchess County, New York, IDA, Civic Facility Revenue
                    Refunding Bonds (Saint Francis Hospital), Series A,
                    7.50% due 3/01/2029                                               1,520
                  New York City, New York, City IDA, Civic Facility
                    Revenue Bonds:
           510        Series C, 6.80% due 6/01/2028                                     548
         2,715        (Special Needs Facilities Pooled Program),
                        Series C-1, 6.625% due 7/01/2029                              2,576
         2,400    New York City, New York, City IDA, Special Facility
                    Revenue Bonds (British Airways PLC Project), AMT,
                    7.625% due 12/01/2032                                             2,578
         2,920    New York State Dormitory Authority, Non-State
                    Supported Debt, Revenue Bonds (Mount Sinai-NYU
                    Medical Center Health System), 5.50% due 7/01/2026                2,953
         2,635    New York State Dormitory Authority, Non-State
                    Supported Debt, Revenue Refunding Bonds (Mount
                    Sinai Hospital), Series C, 5.50% due 7/01/2026                    2,664
         1,575    Westchester County, New York, IDA, Continuing Care
                    Retirement, Mortgage Revenue Bonds (Kendal on
                    Hudson Project), Series A, 6.50% due 1/01/2034                    1,673
===========================================================================================
North Carolina--0.6%
         1,500    North Carolina Medical Care Commission, Retirement
                    Facilities, First Mortgage Revenue Bonds (Givens
                    Estates Project), Series A, 6.50% due 7/01/2032                   1,601
===========================================================================================
Oregon--0.8%
                  Western Generation Agency, Oregon, Cogeneration
                    Project Revenue Bonds (Wauna Cogeneration Project):
         1,440        AMT, Series B, 7.40% due 1/01/2016                              1,460
           700        Series A, 7.125% due 1/01/2021                                    709
===========================================================================================
Pennsylvania--5.4%
         2,330    Montgomery County, Pennsylvania, IDA, Revenue Bonds
                    (Whitemarsh Continuing Care Project), 6.125%
                    due 2/01/2028                                                     2,418
         3,250    Pennsylvania Economic Development Financing
                    Authority, Exempt Facilities Revenue Bonds (National
                    Gypsum Company), AMT, Series A, 6.25%
                    due 11/01/2027                                                    3,463
         2,270    Philadelphia, Pennsylvania, Authority for IDR (Air Cargo),
                    AMT, Series A, 7.50% due 1/01/2025                                2,417
         6,440    Philadelphia, Pennsylvania, Authority for IDR,
                    Commercial Development, 7.75% due 12/01/2017                      6,517
===========================================================================================
Rhode Island--1.0%
         2,495    Central Falls, Rhode Island, Detention Facility
                    Corporation, Detention Facility, Revenue Refunding
                    Bonds, 7.25% due 7/15/2035                                        2,676
===========================================================================================
South Carolina--1.8%
         3,500    South Carolina Jobs, EDA, Economic Development
                    Revenue Bonds (Westminster Presbyterian Center),
                    7.75% due 11/15/2030                                              4,149
           885    South Carolina Jobs, EDA, Economic Development
                    Revenue Refunding Bonds (Westminster Presbyterian
                    Center), 5.375% due 11/15/2030                                      863
===========================================================================================
Tennessee--0.9%
         2,500    Shelby County, Tennessee, Health, Educational and
                    Housing Facilities Board Revenue Bonds (Germantown
                    Village), Series A, 7.25% due 12/01/2034                          2,548
===========================================================================================
Texas--7.2%
         1,000    Austin, Texas, Convention Center Revenue Bonds
                    (Convention Enterprises Inc.), First Tier, Series A,
                    6.70% due 1/01/2028                                               1,068
                  Brazos River Authority, Texas, PCR, Refunding AMT:
         2,550        (Texas Utility Company), Series A, 7.70%
                        due 4/01/2033                                                 2,984
         3,865        (Utilities Electric Company), Series B, 5.05%
                        due 6/01/2030                                                 3,892
         1,680    Brazos River Authority, Texas, Revenue Refunding Bonds
                    (Reliant Energy Inc. Project), Series B, 7.75%
                    due 12/01/2018                                                    1,844
         2,340    Grand Prairie, Texas, Housing Finance Corporation
                    Revenue Bonds (Independent Senior Living Center),
                    7.75% due 1/01/2034                                               2,431
         1,400    Houston, Texas, Health Facilities Development
                    Corporation, Retirement Facility Revenue Bonds
                    (Buckingham Senior Living Community), Series A,
                    7.125% due 2/15/2034                                              1,528
           750    Kerrville, Texas, Health Facilities Development
                    Corporation, Hospital Revenue Bonds (Sid Peterson
                    Memorial Hospital Project), 5.375% due 8/15/2035                    748
         3,190    Matagorda County, Texas, Navigation District Number 1,
                    Revenue Refunding Bonds (Reliant Energy Inc.),
                    Series C, 8% due 5/01/2029                                        3,467


8               MUNIASSETS FUND, INC.           NOVEMBER 30, 2005

Schedule of Investments (concluded)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                                    Value
===========================================================================================
Texas (concluded)
       $ 1,860    Port Corpus Christi, Texas, Individual Development
                    Corporation, Environmental Facilities Revenue Bonds
                    (Citgo Petroleum Corporation Project), AMT,
                    8.25% due 11/01/2031                                           $  1,966
===========================================================================================
Utah--0.6%
         1,660    Carbon County, Utah, Solid Waste Disposal, Revenue
                    Refunding Bonds (Laidlaw Environmental), AMT,
                    Series A, 7.45% due 7/01/2017                                     1,757
===========================================================================================
Virginia--8.3%
         1,500    Dulles Town Center, Virginia, Community Development
                    Authority, Special Assessment Tax (Dulles Town
                    Center Project), 6.25% due 3/01/2026                              1,581
                  Pocahontas Parkway Association, Virginia, Toll Road
                    Revenue Bonds, Capital Appreciation, Senior-Series B:
        48,400        5.95%** due 8/15/2031                                          10,976
        48,400        5.95%** due 8/15/2032                                          10,351
===========================================================================================
West Virginia--0.5%
         1,320    Princeton, West Virginia, Hospital Revenue Refunding
                    Bonds (Community Hospital Association Inc. Project),
                    6% due 5/01/2019                                                  1,232
===========================================================================================
Wisconsin--0.7%
         1,855    Wisconsin State Health and Educational Facilities
                    Authority Revenue Bonds (New Castle Place Project),
                    Series A, 7% due 12/01/2031                                       1,910
===========================================================================================
Wyoming--0.9%
         2,500    Sweetwater County, Wyoming, Solid Waste Disposal
                    Revenue Bonds (FMC Corporation Project), AMT,
                    Series A, 7% due 6/01/2024                                        2,517
===========================================================================================
U.S. Virgin Islands--1.2%
         3,000    Virgin Islands Government Refinery Facilities, Revenue
                    Refunding Bonds (Hovensa Coker Project), AMT,
                    6.50% due 7/01/2021                                               3,383
-------------------------------------------------------------------------------------------
                  Total Municipal Bonds
                  (Cost--$272,198)--99.8%                                           274,562
===========================================================================================

        Shares
          Held    Short-Term Securities
===========================================================================================
           901    Merrill Lynch Institutional Tax-Exempt Fund (e)                       901
-------------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$901)--0.3%                                                    901
===========================================================================================
Total Investments
(Cost--$273,099*)--100.1%                                                           275,463

Liabilities in Excess of Other Assets--(0.1%)                                          (290)
                                                                                   --------

Net Assets--100.0%                                                                 $275,173
                                                                                   ========

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................................   $272,773
                                                                       ========
      Gross unrealized appreciation ................................   $ 17,057
      Gross unrealized depreciation ................................    (14,367)
                                                                       --------
      Net unrealized appreciation ..................................    $ 2,690
                                                                       ========
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a)   AMBAC Insured.
(b)   Prerefunded.
(c)   Escrowed to maturity.
(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          901             $1
      --------------------------------------------------------------------------

(f) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(g) Restricted securities as to resale, representing 0.5% of net assets, were as follows:

      --------------------------------------------------------------------------
                                           Acquisition
      Issue                                   Date(s)         Cost         Value
      --------------------------------------------------------------------------
      Camden County, New Jersey,
        Improvement Authority, Lease
        Revenue Bonds (Holt Hauling &
        Warehousing), AMT, Series A,
        9.625% due 1/01/2011                1/29/1997        $ 5,925       $ 727
      Camden County, New Jersey,
        Improvement Authority, Lease
        Revenue Bonds (Holt Hauling &
        Warehousing), AMT, Series A,        2/06/1996-
        9.875% due 1/01/2021                1/29/1997          5,944         753
      --------------------------------------------------------------------------
      Total                                                  $11,869      $1,480
                                                             ===================

      See Notes to Financial Statements.


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2005              9

Statement of Assets, Liabilities and Capital

As of November 30, 2005
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$272,197,929) .....................................                   $ 274,562,043
                       Investments in affiliated securities, at value
                        (identified cost--$901,260) .........................................                         901,260
                       Cash .................................................................                          54,702
                       Receivables:
                          Interest ..........................................................    $   5,046,264
                          Securities sold ...................................................          990,000      6,036,264
                                                                                                 -------------
                       Prepaid expenses and other assets ....................................                         398,166
                                                                                                                -------------
                       Total assets .........................................................                     281,952,435
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ..............................................        6,641,792
                          Investment adviser ................................................           99,046
                          Other affiliates ..................................................            3,374
                          Dividends to shareholders .........................................               12      6,744,224
                                                                                                 -------------
                       Accrued expenses .....................................................                          35,366
                                                                                                                -------------
                       Total liabilities ....................................................                       6,779,590
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net Assets ...........................................................                   $ 275,172,845
                                                                                                                =============
=============================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share; 200,000,000 shares authorized;
                        20,474,603 shares issued and outstanding ............................                   $   2,047,460
                       Paid-in capital in excess of par .....................................                     298,151,056
                       Undistributed investment income--net .................................    $   3,376,714
                       Accumulated realized capital losses--net .............................      (30,766,499)
                       Unrealized appreciation--net .........................................        2,364,114
                                                                                                 -------------
                       Total accumulated losses--net ........................................                     (25,025,671)
                                                                                                                -------------
                       Total capital--Equivalent to $13.44 net asset value per share of
                        Common Stock (market price--$13.72) .................................                   $ 275,172,845
                                                                                                                =============

      See Notes to Financial Statements.


10              MUNIASSETS FUND, INC.           NOVEMBER 30, 2005

Statement of Operations

For the Six Months Ended November 30, 2005
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Interest and amortization of premium and discount earned .............                   $   9,240,330
                       Dividends from affiliates ............................................                           1,260
                                                                                                                -------------
                       Total income .........................................................                       9,241,590
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................................    $   759,247
                       Accounting services ..................................................         47,999
                       Transfer agent fees ..................................................         25,955
                       Professional fees ....................................................         24,382
                       Printing and shareholder reports .....................................         23,320
                       Directors' fees and expenses .........................................          9,532
                       Listing fees .........................................................          9,248
                       Pricing fees .........................................................          8,513
                       Custodian fees .......................................................          7,807
                       Other ................................................................         13,883
                                                                                                 -----------
                       Total expenses before reimbursement ..................................        929,886
                       Reimbursement of expenses ............................................            (67)
                                                                                                 -----------
                       Total expenses after reimbursement ...................................                         929,819
                                                                                                                -------------
                       Investment income--net ...............................................                       8,311,771
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ....................................                         774,200
                       Change in unrealized appreciation on investments--net ................                         153,049
                                                                                                                -------------
                       Total realized and unrealized gain--net ..............................                         927,249
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations .................                   $   9,239,020
                                                                                                                =============

      See Notes to Financial Statements.


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2005             11

Statements of Changes in Net Assets

                                                                                                  For the Six       For the
                                                                                                  Months Ended     Year Ended
                                                                                                  November 30,       May 31,
Increase (Decrease) in Net Assets:                                                                    2005            2005
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................................    $  8,311,771    $  16,585,812
                       Realized gain (loss)--net ............................................         774,200          (37,012)
                       Change in unrealized appreciation--net ...............................         153,049       21,092,669
                                                                                                 -----------------------------
                       Net increase in net assets resulting from operations .................       9,239,020       37,641,469
                                                                                                 -----------------------------
==============================================================================================================================
Dividends to Shareholders
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................................      (8,459,929)     (16,462,568)
                                                                                                 -----------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders ..................................................      (8,459,929)     (16,462,568)
                                                                                                 -----------------------------
==============================================================================================================================
Common Stock Transactions
------------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in reinvestment
                        of dividends ........................................................       1,011,901               --
                                                                                                 -----------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .........................................       1,790,992       21,178,901
                       Beginning of period ..................................................     273,381,853      252,202,952
                                                                                                 -----------------------------
                       End of period* .......................................................    $275,172,845    $ 273,381,853
                                                                                                 =============================
                          * Undistributed investment income--net ............................    $  3,376,714    $   3,524,872
                                                                                                 =============================

      See Notes to Financial Statements.


12              MUNIASSETS FUND, INC.           NOVEMBER 30, 2005

Financial Highlights


                                                                    For the Six
                                                                    Months Ended            For the Year Ended May 31,
The following per share data and ratios have been derived           November 30,    --------------------------------------------
from information provided in the financial statements.                  2005          2005        2004        2003        2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .......   $  13.40      $  12.36    $  11.94    $  12.55    $  12.96
                                                                      ----------------------------------------------------------
                       Investment income--net .....................        .41+          .81+        .83+        .81+        .79
                       Realized and unrealized gain (loss)--net ...        .04          1.04         .38        (.64)       (.41)
                                                                      ----------------------------------------------------------
                       Total from investment operations ...........        .45          1.85        1.21         .17         .38
                                                                      ----------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..................       (.41)         (.81)       (.78)       (.78)       (.79)
                          Realized gain--net ......................         --            --        (.01)         --          --
                                                                      ----------------------------------------------------------
                       Total dividends and distributions ..........       (.41)         (.81)       (.79)       (.78)       (.79)
                                                                      ----------------------------------------------------------
                       Net asset value, end of period .............   $  13.44      $  13.40    $  12.36    $  11.94    $  12.55
                                                                      ==========================================================
                       Market price per share, end of period ......   $  13.72      $  13.27    $  11.38    $  11.91    $  11.66
                                                                      ==========================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .........       3.42%++      15.65%      10.74%       1.61%       3.30%
                                                                      ==========================================================
                       Based on market price per share ............       6.60%++      24.39%       2.22%       9.09%      (4.32%)
                                                                      ==========================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement and excluding
                          reorganization expenses .................        .67%*         .67%        .67%        .78%        .74%
                                                                      ==========================================================
                       Expenses, excluding reorganization expenses         .67%*         .67%        .67%        .78%        .74%
                                                                      ==========================================================
                       Expenses ...................................        .67%*         .67%        .67%        .78%        .83%
                                                                      ==========================================================
                       Investment income--net .....................       6.02%*        6.30%       6.71%       6.76%       6.16%
                                                                      ==========================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ...   $275,173      $273,382    $252,203    $243,671    $255,150
                                                                      ==========================================================
                       Portfolio turnover .........................      10.19%        19.67%      19.14%      26.98%      20.07%
                                                                      ==========================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return. See Notes to Financial Statements.


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2005             13

Notes to Financial Statements

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short- term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


14              MUNIASSETS FUND, INC.           NOVEMBER 30, 2005

Notes to Financial Statements (concluded)

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% based upon the average weekly value of the Fund's net assets. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investments in the Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended November 30, 2005, FAM reimbursed the Fund in the amount of $67.

For the six months ended November 30, 2005, the Fund reimbursed FAM $6,654 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2005, were $29,269,644 and $27,446,260, respectively.

4. Common Stock Transactions:

At November 30, 2005, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized.

Shares issued and outstanding during the six months ended November 30, 2005 increased by 74,890 as a result of dividend investment and for the year ended May 31, 2005 remained constant.

5. Capital Loss Carryforward:

On May 31, 2005, the Fund had a net capital loss carryforward of $31,361,746, of which $2,052,069 expires in 2007, $6,860,553 expires in 2008, $3,487,083 expires in 2009, $2,260,830 expires in 2010, $7,452,325 expires in 2011, $5,486,273 expires in 2012 and $3,762,613 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.069000 per share on December 29, 2005 to shareholders of record on December 15, 2005.


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2005             15

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund portfolio transactions, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement which occurred in November 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and


16              MUNIASSETS FUND, INC.           NOVEMBER 30, 2005
excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the first quintile for each of the one- and three-year periods and in the second quintile for the five-year period. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Jaeckel has more than fifteen years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Fund's contractual and actual management fee rates and total expenses were below the median fees and expenses charged by comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale and no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2005             17

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

MUA

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Director of MuniAssets Fund, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------

Proxy Results

During the six-month period ended November 30, 2005, MuniAssets Fund, Inc.'s shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on August 23, 2005. With respect to Proposal 2, the shareholders' meeting was adjourned until October 21, 2005, at which time it was passed. A description of the proposals and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------------
                                                                             Shares Voted  Shares Withheld
                                                                                 For         From Voting
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:                     Robert C. Doll, Jr.     15,735,768       455,791
                                                      Kenneth A. Froot        15,721,223       470,336
                                                      Herbert I. London       15,730,070       461,489
----------------------------------------------------------------------------------------------------------
                                                                  Shares Voted  Shares Voted  Shares Voted
                                                                      For          Against      Abstain
----------------------------------------------------------------------------------------------------------
2. To approve an amendment to Fundamental Investment Restriction.  10,418,658      443,013      427,613
----------------------------------------------------------------------------------------------------------


18              MUNIASSETS FUND, INC.           NOVEMBER 30, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2005             19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniAssets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #16716 -- 11/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniAssets Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniAssets Fund, Inc.

Date: January 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniAssets Fund, Inc.

Date: January 25, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniAssets Fund, Inc.

Date: January 25, 2006